Exhibit 10.8

FIRST AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (the “Amendment”), is entered into as of March 20, 2013, by and between SQUARE I BANK (the “Bank”) and STEADYMED THERAPEUTICS, INC. (the “Borrower”).

RECITALS

Borrower and Bank are parties to that Loan and Security Agreement dated as of February 20, 2013 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)                                     The following defined term set forth in Exhibit A to the Agreement is hereby amended and restated, in its entirety, as follows:

“Term Loan Maturity Date” means June 1, 2016.

2)                                     Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.  Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

3)                                     Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.

4)                                     This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

5)                                     As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

a)                                     this Amendment, duly executed by Borrower; and

b)                                     such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

STEADYMED THERAPEUTICS, INC.		SQUARE 1 BANK

By:	/s/ J.M.N. Rigby	By:	/s/ Zack Robbins

Name:	J.M.N. Rigby	Name:	Zack Robbins

Its:	CEO	Its:	VP, Technology Banking